UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest reported event): March 15, 2010

POSTROCK ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-34635	27-0981065
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization)		Identification No.)

210 Park Avenue, Suite 2750
Oklahoma City, Oklahoma	73102
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (405) 600-7704
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Index to Exhibits
ex-99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 15, 2010, Eddie M. LeBlanc, III notified PostRock Energy Corporation (“PostRock”) of his intention to resign from his position as Chief Financial Officer of PostRock to pursue another opportunity, effective March 26, 2010. The board of directors of PostRock has named Jack T. Collins, currently PostRock’s Executive Vice President-Finance/Corporate Development, to succeed Mr. LeBlanc as PostRock’s Chief Financial Officer and named David J. Klvac, currently PostRock’s Corporate Controller, as PostRock’s Chief Accounting Officer, effective March 26, 2010.
     Mr. Collins has served as Executive Vice President Finance/Corporate Development of PostRock and its predecessor entities since January 2009, as Interim Chief Financial Officer from August 2008 to January 2009, and as Executive Vice President of Investor Relations from December 2007 to August 2008. Mr. Collins has 14 years of oil and gas industry experience, having previously worked for A.G. Edwards & Sons, Inc., a national, full-service brokerage firm, from 1999 to 2007 as a Securities Analyst responsible for the firm’s coverage of the U.S. high yield energy stock sector. In his prior roles at A.G. Edwards, he assisted in coverage of the independent E&P and oilfield service sectors of the energy industry. Mr. Collins holds a bachelors degree in economics with a business emphasis from the University of Colorado at Boulder.
     Prior to joining PostRock’s predecessor entities as Corporate Controller in May 2009, Mr. Klvac served as a financial consultant for Sirius Solutions, LLLP from October 2008 to May 2009, as Vice President and Corporate Controller of Tronox Incorporated from January 2007 to June 2008, and as Assistant Corporate Controller of Smithfield Foods, Inc. from 2005 to 2007. He joined Smithfield as Director of Financial Reporting in 2004 and prior to that, served as Manager of External Financial Reporting for MidAmerican Energy Holdings Company from 2002 to 2004. Mr. Klvac holds a bachelors degree in accounting from the University of St. Thomas in Houston.
     A press release announcing the succession of PostRock’s Chief Financial Officer and the appointment of PostRock’s Chief Accounting Officer is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The exhibit to this report filed pursuant to Item 5.02 is as follows:

Exhibit No.	Description
99.1	Press Release dated March 15, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTROCK ENERGY CORPORATION
By:	/s/ Stephen L. DeGiusti
Stephen L. DeGiusti
General Counsel and Secretary

Date: March 17, 2010

Index to Exhibits

Exhibit
Number	Description
99.1	Press Release dated March 15, 2010.